LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.

Third Quarter Report

S E P T E M B E R  3 0 ,  2 0 1 0

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the quarter ended September 30, 2010. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

As of September 30, 2010, the Fund’s third quarter, and year-to-date, net asset value (“NAV”) performance was significantly ahead of its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”). We are also pleased with LOR‘s favorable NAV performance since inception. We believe that LOR’s investment thesis remains sound and that, since inception, the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2010)

For the third quarter of 2010, the Fund’s NAV increased by 18.2%, outperforming the Index gain of 14.3%. Similarly, the year-to-date NAV gain of 7.3% is ahead of the Index gain of 3.6%. The Fund’s longer-term NAV performance is similarly favorable, and the since-inception annualized NAV return of 5.4% is comfortably ahead of the Index return of 3.7% for the same period. Shares of LOR ended the third quarter of 2010 with a market price of $12.85, representing a 3.5% discount to the Fund’s NAV of $13.31.

The Fund’s net assets were $91.5 million as of September 30, 2010, with total leveraged assets of $121.8 million, representing a 24.9% leverage rate. This leverage rate was a decrease from the 27.7% level at the end of the second quarter.

During the third quarter, the Fund’s world equity portfolio benefited from an overweight exposure to the telecom services sector, and from stock selection within the energy, financials, consumer staples, industrials, and materials sectors. Conversely, performance was hurt by an underweight exposure to the materials sector, and from stock selection in the retailing industry within the consumer discretionary sector. The smaller, short-duration1 emerging market currency and debt portion of the Fund, which rebounded in September, has added value for the year-to-date, and remains a positive contributor to performance for the Fund since inception.

As of September 30, 2010, 74.3% of the Fund’s total leveraged assets consisted of world equities and 24.9% consisted of emerging market currency and debt instruments, while the remaining 0.8% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current distribution rate per share of $0.07063 is based on the Fund’s NAV of $13.04 on December 31, 2009 and is equal to, on an annualized basis, 6.6% of the Fund’s $12.85 market price as of the close of trading on the NYSE on September 30, 2010. It was estimated that $0.1462 of the $0.6357 distributed per share as of September 30, 2010 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio
(74.3% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Financial Services, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America and other markets; and Kimberly-Clark, a global manufacturer and marketer of paper based products.

As of September 30, 2010, 35.2% of the Fund’s world equity portfolio investments were based in North America, 24.0% were based in Continental Europe (not including the United Kingdom), 18.2% were based in Asia, 9.2% were based in the United Kingdom, 6.7% were based in Latin America, and 6.7% were based in Africa and the Middle East. The world equity portfolio is similarly diversified across a number of industry sectors. The top two sectors, by weight, at September 30, 2010, were financials (25.6%), which includes banks, insurance companies, and financial services companies, and telecommunication services (13.8%). Other sectors in the portfolio include consumer staples, consumer discretionary, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5.3% as of September 30, 2010.

World Equity Markets Review
Global stock markets rebounded strongly during the third quarter. The Index returned double digits on a U.S. dollar basis, which brought the year-to-date total return into positive territory. This was largely driven by a series of very strong quarterly earnings results. The Index performed particularly well in September, partly fueled by a calmer market environment, as fears of a sovereign default in Europe and a double-dip recession lessened. The market also benefited from cash-rich companies—many of which are in the information technology sector—engaging in merger activities, instituting and raising dividends, and implementing share buybacks.

On a more cautious note, concerns about Ireland’s economy and its banking system increased as the country’s second quarter GDP declined by 1.2% versus the first three months of the year. The U.S. economy remained fragile, as the unemployment rate continued to stagnate and home sales remained weak. The U.S. Federal Reserve announced, late in September, that it was prepared to provide additional support to the economy, if needed, and noted that inflation was somewhat below the desired level. This boosted speculation that it would buy more Treasuries later this year.

Asian markets, with the exception of Japan, performed strongly in the third quarter as investors became more optimistic of a global recovery. Japanese stocks were hurt by worries about the rising yen, which could endanger the recovery of its export-led economy. In response to the yen’s increase, the government intervened in the currency markets for the first time in six years, attempting to depreciate the currency. Emerging markets stocks continued to be strong.

Each sector in the Index rose during the third quarter. Telecom services performed well as the market continued to invest in smartphone adoption and looked for dividend yield. More cyclical sectors, such as materials and consumer discretionary, also performed well. Sectors that experienced the lowest returns included traditionally defensive sectors such as health care and utilities, while information technology also experienced lower returns due to concerns over the strength of IT spending going forward.

In currency markets, the U.S. dollar weakened against most other major currencies, including the euro and Japanese yen, as it was weighed down by the prospect

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

of additional asset purchases by the U.S. Federal Reserve. In contrast, the euro strengthened against most other currencies this quarter, as parts of Northern Europe exhibited economic strength.

What Helped and What Hurt LOR
An overweight position, and stock selection, in the telecom services sector both contributed to returns. Verizon, one of the top stock contributors, rose after reporting strong earnings driven by share growth in wireless despite a launch of a competitor’s product, and improved margins.

Within financials, the outperformance was broad-based, led by Banco do Brasil, Prudential, Banco Santander, and Sampo Oyj. The results of the European financial stress tests and the delay in implementing Basel III were also factors that helped lift financial stocks. At the stock level, Prudential, for example, rose after reporting impressive organic growth in the annuity, asset management, and international insurance businesses.

Stock selection in the retailing industry within the consumer discretionary sector detracted from performance during the quarter. Retail clothing line Esprit Holdings declined, as it was hit by concerns over European consumer weakness. Mattel, the world’s largest toy maker, also failed to perform as well as the rest of the consumer discretionary sector. Investors were disappointed by its second-quarter earning results, in which legal expenses and severance charges increased more than expected.

Emerging Market Currency and Debt Portfolio
(24.9% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of September 30, 2010, this portfolio consisted of forward currency contracts (79.5%) and sovereign debt obligations (20.5%). The average duration of the emerging market currency and debt portfolio remained at approximately 4 months during the quarter, with an average yield of 5.1%2 as of September 30, 2010.

Emerging Market Currency and Debt Market Review
Emerging markets’ economic trends continued to outperform during the third quarter, and the record pace of inflows prompted policymakers to take action. While the tightening cycle, interrupted by the risk aversion bout in the second quarter, resumed for countries like India, Chile, and others, emerging markets also had to deal increasingly with large capital inflows generated by their attractive yields and growth prospects. The flow of funds out of developed markets into emerging markets was further exacerbated by headlines of further quantitative easing by the Fed.

Global policy action appeared increasingly uncoordinated and fraught with tension, as the United States increased pressure on China to allow the renminbi to appreciate faster, and the Bank of Japan, after a six-year gap, unilaterally intervened (unsuccessfully) to weaken the yen. With intervention in the currency market proceeding at a frenetic pace, the Brazilian finance minister summed up the situation towards the end of the quarter by talking about a “currency war.”

What Helped and What Hurt LOR
Exposure to emerging markets countries characterized by strong, domestic demand-oriented growth, including Poland, Brazil, and Turkey, helped performance. Similarly, the Fund, through exposure to India and the Philippines, benefited from this theme. In the Philippines, resilient inflows from its overseas work-force continue to support a robust domestic consumption dynamic, impressive economic growth, and a favorable balance of payments outlook. The record emerging markets fund flows since the beginning of the year were directed toward emerging market countries with index representation and deep, liquid capital markets. The highest yielding ones were amongst the biggest beneficiaries of the rotation of global investment flows into emerging markets, most notably Brazil, South Africa, Turkey, and Indonesia. Reduced exposure to Malaysia and Indonesia and a lack of exposure to Taiwan also helped performance. Mexico’s

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

inclusion in the Citibank World Government Bond Index (WGBI), coupled with its central bank’s less interventionist foreign currency exchange stance buoyed the peso, which aided performance. And in South Korea, the current account surplus, foreign inflows, improving economic data, as well as correlated appreciation with the Chinese renminbi’s increased flexibility, generated won “catch-up” gains. Finally, exposure to frontier and less liquid markets in Zambia, Ghana, and Romania were noteworthy contributors during the third quarter.

Russian non-deliverable currency forward exposure hurt performance during the third quarter, owing to ruble depreciation on the back of September’s rapid rise in U.S. dollar demand locally. We had previously reduced exposure to Russia into second quarter’s strength, but took the opportunity offered by the weakness in September to increase our position, given the hefty current account surplus, incipient privatizations, and impressive central bank reserve coverage. A lack of exposure to solid gains realized in Thailand, South Africa, Colombia, and Singapore resulted in missed upsides in those markets.

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of September 30, 2010; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns*
Periods Ended September 30, 2010
(unaudited)

	One Year	Five Years	Since Inception**

Market Price	30.66%	6.81%	4.71%
Net Asset Value	13.94%	4.29%	5.41%
MSCI ACWI Index	8.42%	2.39%	3.74%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2010 (unaudited)

Security	Value	Percentage of Net Assets

AT&T, Inc.	$3,676,530	4.0%
Royal Dutch Shell PLC, A Shares	3,085,553	3.4
Vivendi	2,423,905	2.6
Philippine Long Distance Telephone Co. Sponsored ADR	2,412,358	2.6
Total SA	2,398,306	2.6
Reynolds American, Inc.	2,375,600	2.6
Altria Group, Inc.	2,315,528	2.5
Sampo Oyj, A Shares	2,266,424	2.5
Redecard SA	2,263,519	2.5
Taiwan Semiconductor Manufacturing Co., Ltd.	2,227,626	2.4

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
September 30, 2010 (unaudited)

Description	Shares	Value

Common Stocks—96.7%
Australia—3.8%
National Australia Bank, Ltd.	26,700	$653,946
TABCORP Holdings, Ltd.	144,277	976,156
Telstra Corp., Ltd.	315,269	798,375
Transurban Group	218,260	1,048,467

Total Australia		3,476,944

Brazil—6.6%
Banco do Brasil SA	63,117	1,198,552
Cielo SA (b)	169,200	1,473,000
Redecard SA (b)	145,900	2,263,519
Souza Cruz SA	22,480	1,123,469

Total Brazil		6,058,540

Canada—0.7%
Cenovus Energy, Inc.	22,500	647,325

China—1.5%
China Construction Bank Corp. Class H	1,074,000	941,274
Industrial and Commercial
Bank of China, Ltd. Class H	562,000	418,665

Total China		1,359,939

Cyprus—0.8%
Bank of Cyprus Public Co., Ltd.	149,300	753,073

Egypt—1.2%
Orascom Construction Industries	25,310	1,110,608

Finland—2.5%
Sampo Oyj, A Shares	83,923	2,266,424

France—5.9%
AXA SA	32,530	568,744
Total SA	46,535	2,398,306
Vivendi	88,680	2,423,905

Total France		5,390,955

Germany—1.8%
Allianz SE	7,315	826,694
E.ON AG	28,200	831,536

Total Germany		1,658,230

Greece—0.6%
OPAP SA	32,032	506,545

Hong Kong—1.2%
Pacific Basin Shipping, Ltd.	1,579,000	1,139,653

Israel—2.8%
Cellcom Israel, Ltd.	30,200	917,174
Israel Chemicals, Ltd.	118,680	1,674,110

Total Israel		2,591,284

Italy—2.4%
Atlantia SpA	36,301	752,207
Eni SpA	66,712	1,439,662

Total Italy		2,191,869

Japan—2.1%
Daito Trust Construction Co., Ltd.	7,600	454,289
Mizuho Financial Group, Inc.	213,100	311,430
Nintendo Co., Ltd.	4,700	1,174,437

Total Japan		1,940,156

New Zealand—1.0%
Telecom Corp. of New Zealand, Ltd.	610,853	905,329

Norway—1.1%
Orkla ASA	106,360	980,201

Philippines—2.6%
Philippine Long Distance Telephone Co. Sponsored ADR	40,300	2,412,358

Russia—1.5%
Mobile TeleSystems Sponsored ADR	63,100	1,339,613

Singapore—1.0%
DBS Group Holdings, Ltd.	82,000	877,926

South Africa—1.8%
Kumba Iron Ore, Ltd. (b)	31,355	1,632,606

Spain—3.0%
Banco Santander SA	152,300	1,934,424
Bolsas y Mercados Espanoles	30,430	813,495

Total Spain		2,747,919

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Description	Shares	Value

Switzerland—3.3%
Credit Suisse Group AG	23,300	$995,878
Zurich Financial Services AG (b)	8,471	1,985,317

Total Switzerland		2,981,195

Taiwan—4.8%
HTC Corp.	41,000	930,461
MediaTek, Inc.	49,000	688,539
Siliconware Precision Industries Co.	508,000	533,342
Taiwan Semiconductor Manufacturing
Co., Ltd. (b)	1,122,490	2,227,626

Total Taiwan		4,379,968

Turkey—1.7%
Ford Otomotiv Sanayi AS	123,795	1,061,186
Turkcell Iletisim Hizmetleri AS ADR	32,100	537,996

Total Turkey		1,599,182

United Kingdom—9.1%
BAE Systems PLC	138,000	742,052
British American Tobacco PLC	33,600	1,253,314
Man Group PLC (b)	414,650	1,427,159
Prudential PLC	81,683	816,730
Royal Dutch Shell PLC, A Shares (b)	102,000	3,085,553
Vodafone Group PLC (b)	404,250	997,642

Total United Kingdom		8,322,450

United States—31.9%
Altria Group, Inc. (b)	96,400	2,315,528
American Electric Power Co., Inc.	28,000	1,014,440
Analog Devices, Inc. (b)	15,300	480,114
AT&T, Inc. (b)	128,550	3,676,530
Caterpillar, Inc.	8,410	661,699
ConocoPhillips (b)	16,200	930,366
Darden Restaurants, Inc. (b)	31,700	1,356,126
Emerson Electric Co.	12,000	631,920
Genuine Parts Co. (b)	25,700	1,145,963
Intel Corp.	38,200	734,586
Kimberly-Clark Corp.	9,300	604,965
Mattel, Inc. (b)	40,500	950,130
McDonald’s Corp. (b)	14,600	1,087,846
Merck & Co., Inc. (b)	36,000	1,325,160
Nucor Corp.	9,900	378,180
NYSE Euronext (b)	44,400	1,268,508
Pfizer, Inc. (b)	101,100	1,735,887
Public Storage REIT	4,400	426,976
Reynolds American, Inc. (b)	40,000	2,375,600
Southern Copper Corp.	27,400	962,288
Spectra Energy Corp.	27,700	624,635
Sysco Corp.	14,300	407,836
The Macerich Co. REIT	30,900	1,327,155
UDR, Inc. REIT	32,100	677,952
United Parcel Service, Inc., Class B	9,300	620,217
Verizon Communications, Inc. (b)	28,300	922,297
Wal-Mart Stores, Inc.	10,900	583,368

Total United States		29,226,272

Total Common Stocks
(Identified cost $83,743,894)		88,496,564

Limited Partnership Units—1.4%
United States—1.4%
Energy Transfer Equity LP (b)	10,600	393,472
Enterprise GP Holdings LP (b)	7,800	458,016
Enterprise Products Partners LP	10,400	412,568

Total United States
(Identified cost $916,251)		1,264,056

Preferred Stock—0.7%
United States—0.7%
Bank of America Corp.
(Identified cost $625,521) (b)	695	682,837

Right—0.1%
Cyprus—0.1%
Bank of Cyprus Public Co., Ltd.,
expiring 10/21/10
(Identified cost $0)	149,300	91,590

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Description	Principal Amount (000) (c)	Value

Foreign Government
Obligations—9.4%
Brazil—3.6%
Brazil NTN-F:
10.00%, 01/01/12	3,900	$2,321,685
10.00%, 01/01/13	1,648	938,908

Total Brazil		3,260,593

Egypt—3.3%
Egypt Treasury Bills:
0.00%, 10/12/10	2,725	477,705
0.00%, 11/09/10	1,125	195,821
0.00%, 11/16/10	625	108,594
0.00%, 11/30/10	900	155,812
0.00%, 12/21/10	3,525	606,946
0.00%, 01/11/11	1,025	175,512
0.00%, 02/01/11	2,450	417,120
0.00%, 02/08/11	650	110,451
0.00%, 03/29/11	4,800	804,382

Total Egypt		3,052,343

Ghana—1.0%
Ghana Government Bonds:
14.00%, 03/07/11	560	396,048
16.00%, 05/02/11	390	278,774
13.67%, 06/15/12	190	135,098
15.00%, 12/10/12	170	124,810

Total Ghana		934,730

Mexico—0.5%
Mexican Bonos,
8.00%, 12/17/15	5,500	481,012

Poland—0.5%
Poland Government Bonds:
4.75%, 04/25/12	933	322,234
3.00%, 08/24/16	260	89,159

Total Poland		411,393

Turkey—0.5%
Turkey Government Bond,
10.00%, 02/15/12	639	494,159

Total Foreign Government
Obligations
(Identified cost $7,837,381)		8,634,230

Description	Shares	Value

Short-Term Investment—0.5%
State Street Institutional
Treasury Money Market Fund
(Identified cost $440,892)	440,892	440,892

Total Investments—108.8%
(Identified cost $93,563,939) (a)		$99,610,169
Liabilities in Excess of Cash
and Other Assets—(8.8)%		(8,059,794)

Net Assets—100.0%		$91,550,375

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2010:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ARS	10/14/10	890,400	$224,000	$224,271	$271	$—
ARS	10/15/10	890,400	224,000	224,219	219	—
ARS	11/15/10	884,756	220,500	221,218	718	—
ARS	11/22/10	934,563	233,000	233,302	302	—
ARS	12/10/10	857,964	213,000	213,253	253	—
ARS	12/16/10	948,930	235,000	235,448	448	—
BRL	10/04/10	1,678,212	984,577	991,851	7,274	—
CLP	10/18/10	114,485,000	231,564	236,589	5,025	—
CLP	11/16/10	114,485,000	231,400	236,313	4,913	—
CNY	03/17/11	7,825,873	1,177,000	1,173,834	—	3,166
CNY	05/27/11	434,165	63,689	65,253	1,564	—
CNY	07/29/11	3,368,736	504,000	507,358	3,358	—
CNY	07/29/11	2,526,930	378,000	380,575	2,575	—
CNY	07/29/11	274,577	41,000	41,353	353	—
EUR	10/01/10	702,051	865,745	957,071	91,326	—
EUR	10/01/10	99,000	124,673	134,962	10,289	—
EUR	10/01/10	54,000	68,120	73,616	5,496	—
EUR	10/04/10	96,265	131,200	131,234	34	—
EUR	10/19/10	184,938	231,774	252,089	20,315	—
EUR	12/09/10	1,796,000	2,666,342	2,447,156	—	219,186
EUR	01/03/11	251,695	342,000	342,885	885	—
GHC	10/12/10	176,000	119,160	123,039	3,879	—
GHC	10/18/10	269,000	186,741	187,697	956	—
GHC	10/29/10	313,000	218,118	217,641	—	477
GHC	11/03/10	406,000	278,750	281,897	3,147	—
GHC	10/11/11	159,796	73,639	99,973	26,334	—
HUF	12/09/10	129,665,510	659,748	634,355	—	25,393
HUF	12/09/10	372,226,690	1,646,490	1,821,023	174,533	—
IDR	11/08/10	3,610,000,000	380,000	402,128	22,128	—
IDR	11/08/10	2,015,846,000	219,114	224,551	5,437	—
ILS	10/01/10	6,027,000	1,577,336	1,654,678	77,342	—
ILS	10/07/10	1,400,429	369,000	384,457	15,457	—
ILS	10/07/10	2,148,326	583,000	589,775	6,775	—
ILS	10/27/10	1,436,666	385,000	394,248	9,248	—
INR	10/04/10	14,038,050	299,000	312,408	13,408	—
INR	10/06/10	19,142,900	406,000	425,858	19,858	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2010 (continued):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

INR	10/25/10	13,262,210	$289,000	$294,017	$5,017	$—
INR	10/26/10	18,900,180	394,000	418,933	24,933	—
INR	10/28/10	24,382,160	538,000	540,248	2,248	—
INR	11/04/10	14,845,000	327,487	328,511	1,024	—
INR	11/12/10	19,059,400	409,000	421,205	12,205	—
INR	11/24/10	7,850,140	166,000	173,135	7,135	—
INR	01/12/11	16,892,480	352,000	369,639	17,639	—
JPY	10/21/10	36,927,024	437,000	442,410	5,410	—
KES	10/12/10	23,125,000	290,333	286,378	—	3,955
KES	10/12/10	10,890,000	134,287	134,861	574	—
KES	10/21/10	24,553,000	304,250	304,062	—	188
KES	10/29/10	13,094,000	161,874	162,155	281	—
KRW	10/04/10	495,187,500	417,000	434,280	17,280	—
KRW	10/08/10	315,955,800	257,000	277,050	20,050	—
KRW	10/25/10	643,356,000	540,000	563,755	23,755	—
KRW	11/19/10	1,215,007,200	1,058,000	1,063,557	5,557	—
KRW	11/19/10	483,700,500	423,000	423,407	407	—
KRW	11/30/10	314,087,400	261,000	274,804	13,804	—
KZT	10/01/10	29,707,800	201,000	201,136	136	—
KZT	10/18/10	23,919,300	162,000	161,939	—	61
KZT	11/02/10	37,958,900	257,000	256,980	—	20
KZT	11/02/10	39,354,700	266,000	266,429	429	—
KZT	12/10/10	11,411,400	77,000	77,247	247	—
KZT	12/10/10	22,792,000	154,000	154,285	285	—
KZT	12/10/10	11,407,550	77,000	77,221	221	—
KZT	12/15/10	9,768,000	66,000	66,121	121	—
KZT	12/15/10	9,768,000	66,000	66,121	121	—
KZT	12/20/10	8,282,400	56,000	56,064	64	—
KZT	12/20/10	33,869,100	229,000	229,263	263	—
KZT	12/20/10	9,909,300	67,000	67,077	77	—
KZT	01/28/11	25,284,000	171,475	171,124	—	351
KZT	01/31/11	22,792,000	154,627	154,256	—	371
KZT	01/31/11	10,064,000	68,277	68,113	—	164
KZT	02/07/11	23,110,400	157,000	156,407	—	593
KZT	02/10/11	23,110,400	157,000	156,405	—	595
KZT	03/29/11	21,135,400	143,388	143,010	—	378

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2010 (continued):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

KZT	04/01/11	30,704,000	$208,375	$207,752	$—	$623
MXN	10/04/10	9,932,555	775,000	788,195	13,195	—
MXN	10/20/10	7,795,224	604,000	617,841	13,841	—
MXN	10/25/10	6,687,564	526,000	529,849	3,849	—
MXN	11/01/10	9,327,789	747,000	738,642	—	8,358
MXN	03/09/11	4,043,843	305,000	316,147	11,147	—
MYR	10/06/10	1,221,000	375,658	395,476	19,818	—
MYR	10/06/10	98,828	31,000	32,010	1,010	—
MYR	10/06/10	1,769,272	573,787	573,059	—	728
MYR	10/25/10	692,747	221,000	224,091	3,091	—
MYR	11/03/10	1,284,178	406,000	415,156	9,156	—
PEN	11/24/10	839,489	301,000	301,145	145	—
PEN	12/24/10	839,248	301,000	301,065	65	—
PEN	03/24/11	840,091	301,000	301,141	141	—
PHP	10/04/10	21,797,750	475,000	496,702	21,702	—
PHP	10/04/10	9,884,160	216,000	225,229	9,229	—
PHP	10/20/10	22,837,020	514,000	519,519	5,519	—
PHP	10/27/10	12,154,760	277,000	276,307	—	693
PHP	10/28/10	17,806,080	384,000	404,734	20,734	—
PHP	11/04/10	16,374,700	373,000	371,928	—	1,072
PHP	11/30/10	13,707,540	301,000	310,582	9,582	—
PHP	12/06/10	16,412,000	373,000	371,649	—	1,351
PHP	01/28/11	20,621,650	443,000	464,281	21,281	—
PLN	10/07/10	1,493,195	472,530	513,568	41,038	—
PLN	10/18/10	2,537,985	830,914	872,205	41,291	—
PLN	10/18/10	1,583,619	518,463	544,227	25,764	—
PLN	10/27/10	1,513,301	513,105	519,717	6,612	—
RON	10/13/10	1,463,000	434,195	466,940	32,745	—
RON	10/19/10	791,350	275,415	252,375	—	23,040
RON	10/21/10	1,493,000	459,682	476,020	16,338	—
RSD	10/04/10	10,233,000	123,210	130,787	7,577	—
RSD	10/12/10	18,412,600	231,367	234,810	3,443	—
RSD	10/18/10	10,392,900	128,339	132,318	3,979	—
RSD	10/18/10	10,383,100	128,202	132,193	3,991	—
RSD	10/19/10	11,209,500	137,170	142,675	5,505	—
RSD	10/21/10	12,792,000	158,779	162,727	3,948	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2010 (continued):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

RSD	11/04/10	10,233,000	$131,310	$129,688	$—	$1,622
RSD	11/09/10	25,054,000	305,212	317,119	11,907	—
RSD	11/10/10	11,445,000	138,342	144,828	6,486	—
RSD	11/10/10	11,883,200	143,638	150,373	6,735	—
RSD	11/22/10	7,436,700	91,822	93,821	1,999	—
RUB	10/07/10	8,713,287	283,000	284,796	1,796	—
RUB	10/18/10	9,602,960	307,000	313,657	6,657	—
RUB	10/20/10	11,800,000	377,153	385,369	8,216	—
RUB	10/26/10	13,667,000	440,232	446,174	5,942	—
RUB	10/27/10	10,558,398	343,000	344,669	1,669	—
RUB	10/28/10	11,826,720	387,000	386,047	—	953
RUB	11/15/10	10,571,260	343,000	344,646	1,646	—
TRY	10/28/10	1,968,000	1,328,294	1,354,289	25,995	—
TWD	12/22/10	13,595,830	439,000	435,686	—	3,314
TWD	12/22/10	13,566,070	425,535	434,732	9,197	—
TWD	03/22/11	13,503,640	439,000	433,635	—	5,365
UAH	10/07/10	1,247,000	157,152	156,878	—	274
UAH	10/18/10	596,000	74,500	74,738	238	—
UAH	10/18/10	1,118,600	140,000	140,272	272	—
UAH	10/25/10	595,255	74,500	74,492	—	8
UAH	11/01/10	1,121,400	140,000	140,055	55	—
UAH	11/10/10	946,360	118,000	117,907	—	93
UGX	10/04/10	514,860,500	227,011	229,241	2,230	—
UGX	10/06/10	72,341,500	32,010	32,203	193	—
UGX	10/07/10	436,710,500	193,064	194,384	1,320	—
UGX	10/15/10	514,860,500	226,828	228,980	2,152	—
UGX	10/18/10	644,431,000	286,032	286,516	484	—
UGX	10/18/10	730,635,000	324,007	324,842	835	—
UGX	10/20/10	302,982,000	134,539	134,679	140	—
UGX	10/21/10	427,032,000	189,961	189,800	—	161
UGX	10/27/10	72,341,500	31,953	32,133	180	—
UGX	10/29/10	239,863,000	106,953	106,523	—	430
UGX	11/10/10	514,860,500	228,674	228,326	—	348
UGX	12/01/10	62,605,000	27,763	27,694	—	69
UYU	10/04/10	1,477,000	70,000	72,705	2,705	—
UYU	10/04/10	1,473,500	70,000	72,533	2,533	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2010 (concluded):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

UYU	10/12/10	1,684,800	$81,000	$82,934	$1,934	$—
UYU	10/29/10	2,943,540	138,000	144,895	6,895	—
UYU	11/01/10	3,272,325	161,000	160,408	—	592
UYU	11/05/10	1,694,277	81,000	83,053	2,053	—
UYU	11/24/10	2,954,880	144,000	144,847	847	—
UYU	11/24/10	2,952,000	144,000	144,706	706	—
UYU	12/21/10	2,966,400	144,000	144,702	702	—
ZMK	10/04/10	324,292,500	66,128	66,911	783	—
ZMK	10/06/10	841,202,000	170,035	173,534	3,499	—
ZMK	10/13/10	1,418,957,000	289,288	292,547	3,259	—
ZMK	10/13/10	566,548,000	115,504	116,806	1,302	—
ZMK	10/26/10	431,219,000	88,269	88,807	538	—
ZMK	10/26/10	2,034,886,000	418,701	419,072	371	—
ZMK	11/04/10	324,556,000	66,815	66,774	—	41
ZMK	11/08/10	2,273,266,000	462,538	467,457	4,919	—

Total Forward Currency Purchase Contracts			$50,869,632	$51,744,128	$1,178,529	$304,033

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Forward Currency Sale Contracts open at September 30, 2010:

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	10/04/10	1,678,212	$949,000	$991,851	$—	$42,851
BRL	11/03/10	1,689,220	949,000	992,143	—	43,143
BRL	11/03/10	1,568,036	915,000	920,967	—	5,967
EUR	10/01/10	399,975	487,000	545,266	—	58,266
EUR	10/01/10	117,232	153,500	159,817	—	6,317
EUR	10/01/10	337,844	459,231	460,566	—	1,335
EUR	10/04/10	96,647	123,210	131,754	—	8,544
EUR	10/07/10	374,000	472,530	509,844	—	37,314
EUR	10/12/10	172,000	231,367	234,465	—	3,098
EUR	10/13/10	340,074	434,195	463,576	—	29,381
EUR	10/18/10	401,302	518,463	547,019	—	28,556
EUR	10/18/10	643,000	830,914	876,480	—	45,566
EUR	10/18/10	98,000	128,339	133,585	—	5,246
EUR	10/18/10	98,000	128,202	133,585	—	5,383
EUR	10/19/10	170,000	275,415	231,727	43,688	—
EUR	10/19/10	106,000	137,170	144,489	—	7,319
EUR	10/21/10	349,362	459,682	476,209	—	16,527
EUR	10/21/10	120,736	158,779	164,573	—	5,794
EUR	10/27/10	380,000	513,105	517,948	—	4,843
EUR	10/29/10	1,049,694	1,366,701	1,430,733	—	64,032
EUR	11/04/10	95,618	131,310	130,321	989	—
EUR	11/09/10	235,404	305,212	320,828	—	15,616
EUR	11/10/10	112,000	143,638	152,642	—	9,004
EUR	11/10/10	107,263	138,342	146,187	—	7,845
EUR	11/22/10	69,730	91,822	95,024	—	3,202
EUR	11/30/10	973,792	1,238,663	1,326,943	—	88,280
EUR	12/09/10	472,112	659,748	643,280	16,468	—
EUR	12/09/10	1,328,906	1,646,490	1,810,714	—	164,224
EUR	12/14/10	770,758	979,634	1,050,164	—	70,530
EUR	12/15/10	266,559	343,000	363,186	—	20,186
EUR	12/24/10	1,127,976	1,513,180	1,536,759	—	23,579
HUF	12/09/10	501,892,200	2,666,342	2,455,379	210,963	—
ILS	10/01/10	1,262,403	340,000	346,585	—	6,585
ILS	10/01/10	4,764,597	1,293,234	1,308,093	—	14,859
INR	10/04/10	14,038,050	310,920	312,408	—	1,488
INR	10/06/10	21,951,210	489,000	488,333	667	—
JPY	10/21/10	86,324,746	997,000	1,034,226	—	37,226

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
September 30, 2010 (unaudited)

Forward Currency Sale Contracts open at September 30, 2010 (concluded):

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

JPY	11/10/10	9,708,354	$114,000	$116,333	$—	$2,333
JPY	11/24/10	54,784,000	643,707	656,562	—	12,855
JPY	12/24/10	78,967,633	926,279	946,792	—	20,513
KRW	10/04/10	495,187,500	433,918	434,280	—	362
KRW	11/19/10	373,965,000	321,000	327,350	—	6,350
KZT	10/01/10	29,707,800	201,409	201,136	273	—
MXN	10/04/10	9,932,555	796,836	788,195	8,641	—
MYR	10/06/10	490,487	153,000	158,867	—	5,867
MYR	10/06/10	1,345,617	434,000	435,839	—	1,839
MYR	11/03/10	416,901	134,000	134,778	—	778
PHP	10/04/10	31,681,910	722,836	721,930	906	—
RON	10/19/10	791,350	231,774	252,375	—	20,601
RSD	10/04/10	10,233,000	131,200	130,787	413	—
TWD	12/22/10	14,605,000	460,000	468,025	—	8,025
TWD	12/22/10	12,556,900	398,000	402,393	—	4,393
TWD	03/22/11	13,503,640	425,714	433,634	—	7,920
UGX	10/04/10	514,860,500	229,337	229,241	96	—
UGX	10/06/10	72,341,500	32,223	32,203	20	—
UYU	10/04/10	2,950,500	145,524	145,238	286	—
ZMK	10/04/10	324,292,500	66,864	66,911	—	47

Total Forward Currency Sale Contracts			$29,979,959	$30,670,538	283,410	973,989

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$1,461,939	$1,278,022

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2010 (unaudited)

(a)

For federal income tax purposes, the aggregate cost was $93,563,939, aggregate gross unrealized appreciation was $12,109,072, aggregate gross unrealized depreciation was $6,062,842 and the net unrealized appreciation was $6,046,230.

(b)	Segregated security for forward currency contracts.

(c)	Principal amount denominated in respective country’s currency.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT — Real Estate Investment Trust

Currency Abbreviations:
ARS	—	Argentine Peso	MXN	—	Mexican New Peso
BRL	—	Brazilian Real	MYR	—	Malaysian Ringgit
CLP	—	Chilean Peso	PEN	—	Peruvian New Sol
CNY	—	Chinese Renminbi	PHP	—	Philippine Peso
EUR	—	Euro	PLN	—	Polish Zloty
GHC	—	Ghanaian Cedi	RON	—	New Romanian Leu
HUF	—	Hungarian Forint	RSD	—	Serbian Dinar
IDR	—	Indonesian Rupiah	RUB	—	Russian Ruble
ILS	—	Israeli Shekel	TRY	—	New Turkish Lira
INR	—	Indian Rupee	TWD	—	New Taiwan Dollar
JPY	—	Japanese Yen	UAH	—	Ukrainian Hryvnia
KES	—	Kenyan Shilling	UGX	—	Ugandan Shilling
KRW	—	South Korean Won	UYU	—	Uruguayan Peso
KZT	—	Kazakhstani Tenge	ZMK	—	Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):

Agriculture	1.8%
Alcohol & Tobacco	7.7
Automotive	1.2
Banking	9.3
Commercial Services	2.9
Construction & Engineering	1.2
Consumer Products	3.0
Electric	2.0
Energy Exploration & Production	0.7
Energy Integrated	8.6
Energy Services	1.4
Financial Services	6.6
Food & Beverages	0.4
Gas Utilities	0.7
Housing	0.5
Insurance	7.1
Leisure & Entertainment	6.9
Manufacturing	3.3
Metals & Mining	3.3
Pharmaceutical & Biotechnology	3.3
Real Estate	2.7
Retail	0.6
Semiconductors & Components	5.1
Technology Hardware	1.0
Telecommunications	13.7
Transportation	3.9

Subtotal	98.9
Foreign Government Obligations	9.4
Short-Term Investment	0.5

Total Investments	108.8%

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America (“GAAP”) also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
September 30, 2010 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of September 30, 2010:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2010

Assets:
Common Stocks*	$88,496,564	$—	$—	$88,496,564
Limited Partnership Units*	1,264,056	—	—	1,264,056
Preferred Stock*	682,837	—	—	682,837
Right*	91,590	—	—	91,590
Foreign Government Obligations	—	8,113,372	520,858	8,634,230
Short-Term Investment	—	440,892	—	440,892
Other Financial Instruments**
Forward Currency Contracts	—	1,461,939	—	1,461,939

Total	$90,535,047	$10,016,203	$520,858	$101,072,108

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(1,278,022)	$—	$(1,278,022)

*	Please refer to the Notes to Portfolio of Investments, on page 17, for portfolio holdings by industry.

**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instruments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended September 30, 2010:

Description	Balance as of December 31, 2009	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of September 30, 2010	Net Change in Unrealized Appreciation from Investments Still Held at September 30, 2010

Foreign Government Obligations	$873,026	$19,316	$(161,002)	$183,597	$108,680	$(502,759)	$—	$—	$520,858	$27,905
Supranationals	348,339	791	(94,660)	93,153	—	(347,623)	—	—	—	—

Total	$1,221,365	$20,107	$(255,662)	$276,750	$108,680	$(850,382)	$—	$—	$520,858	$27,905

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2010 (unaudited)

Effective March 31, 2010, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (ASU) 2010-06, Fair Value Measurements and Disclosures (Topic 820). The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 of the fair value hierarchy. It also clarifies existing fair value disclosure about the level of disaggregation and about inputs and valuation techniques used to measure fair value for investments that fall in either Levels 2 or 3 fair value hierarchy. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. There were no significant transfers into and out of Levels 1, 2, and 3 during the period ended September 30, 2010.

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock‘s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Board of Directors:

Class I — Directors with Term Expiring in 2013
Independent Directors:

Leon M. Pollack (69)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (63)	Director

President, Fair wood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments; Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director:

Charles L. Carroll (50)	Chief Executive Officer, President and Director	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II — Directors with Term Expiring in 2011
Independent Directors:

Kenneth S. Davidson (65)(2)	Director

President, Davidson Capital Management Corporation; Partner, Aquiline Holdings LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (48)	Director

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (49 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (80)	Director

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III — Directors with Term Expiring in 2012
Independent Director:

Richard Reiss, Jr. (66)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director:

Ashish Bhutani (50)	Director	Chief Executive Officer of the Investment Manager; Vice Chairman of Lazard Ltd (since January 2010)

(1)

Each Director also serves as a Director of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, with the Fund, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Investment Company Act of 1940 and advised by an affiliate of the Investment Manager.

(2)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Fund, and thus an “interested person” (as defined in the 1940 Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the 1940 Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the 1940 Act).

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years

Officers(2):

Nathan A. Paul (37)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (52)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (48)	Chief Compliance Officer and Assistant Secretary	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (35)	Assistant Secretary	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (35)	Assistant Treasurer	Fund Administration Manager of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.